Curt Anastasio
President and CEO

Master Limited
Partnership
Investor Conference
March 1, 2005

Investor Notice

            Valero L.P. has filed on January 25, 2005 an amended Form S-4 Registration Statement with the
Securities and Exchange Commission (SEC) regarding its proposed mergers with Kaneb Services LLC
(“Kaneb Services”) and Kaneb Pipe Line Partners, L.P. (“Kaneb Partners”).  Valero L.P., Kaneb
Services and Kaneb Partners have also filed other relevant documents with the SEC.  Investors and security holders are urged to read carefully the Form S-4 Registration Statement and other relevant documents, because they contain important information regarding Valero L.P., Kaneb Services, Kaneb
Partners and the merger.

            A definitive joint proxy statement/prospectus has been sent to security holders of Valero L.P., Kaneb
Services, and Kaneb Partners seeking their approval of the merger transactions.  The date for the special meetings of the unitholders of Valero L.P. and Kaneb Partners and shareholders of Kaneb
Services has been set for March 11, 2005.  Investors and security holders may obtain a free copy of the registration statement and other relevant documents containing information about Valero L.P., Kaneb
Services, and Kaneb Partners, without charge, at the SEC’s web site at www.sec.gov.  Copies of the definitive joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus may also be obtained for free by directing a request to Kaneb
Services or the respective partnerships.

            Valero L.P., Kaneb Services, Kaneb Partners, and the officers and directors of Kaneb Services and of the respective general partners of Valero L.P. and Kaneb Partners may be deemed to be participants in the solicitation of proxies from their security holders.  Information about these persons can be found in
Valero L.P.’s, Kaneb Services’, and Kaneb Partner’s respective Annual Reports on Form 10-K filed with the SEC, and additional information about such persons may be obtained from the Form S-4
Registration Statement.

Valero L.P. Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995 regarding future events and the future financial performance of Valero L.P.
All forward-looking statements are based on the partnership's beliefs as well as assumptions made by and information currently available to the partnership. These statements reflect the
partnership's current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in Valero
L.P.’s 2003 annual report on Form 10-K, the amended Form S-4
Registration Statement filed by Valero L.P. on January 25, 2005, and subsequent filings with the Securities and Exchange
Commission.

A leading publicly traded growth MLP in the U.S. (NYSE:VLI)

Market cap at IPO of $470 million; currently around $1.4 billion

Total shareholder return of over 90 percent since Valero Energy acquired
UDS

Increased quarterly distribution from $.60 to $.80 per unit

Has delivered outstanding distribution growth while maintaining one of the strongest distribution coverage ratios in our peer group

Owns and operates diversified portfolio of logistics assets, serving
8 Valero Energy refineries

3,800 miles of refined product pipelines

800 miles of crude oil pipelines

22 refined product terminals

4.5 million barrels of refined product storage capacity

60 crude oil storage tanks

12.5 million barrels of crude oil storage capacity

Valero L.P.

LEGEND
Valero Energy Refineries
Refined Product Pipelines
Crude Oil Pipelines
Liquified Petroleum Gas Pipeline
Hydrogen Pipeline
Refined Product Terminals
Nuevo Laredo Propane Terminal
Crude Oil Storage Tanks
Origin/Termination Points
COLORADO
Denver
Cheyenne Wells
Colorado Springs
KANSAS
Hooker
Clawson
Tulsa
OKLAHOMA
Wynnewood
Santa Fe
Albuquerque
McKee Refinery
Dixon
Amarillo
Wasson
Ardmore Refinery
NEW MEXICO
Abernathy
Wichita Falls
Ringgold
Southlake (Dallas Ft. Worth)
El Paso
TEXAS
Mont Belvieu
San Antonio (East)
San Antonio (South)
Pettus
Houston Asphalt
Houston Refinery
Hobby
Placedo
Three Rivers Refinery
Texas City Refinery
Corpus Christi Refineries East & West
Corpus Christi
Laredo
Nuevo Laredo
Edinburg
Harlingen
Pittsburg Asphalt
Benicia Refinery
CALIFORNIA
NEW JERSEY
Paulsboro
Paulsboro Refinery

Valero LP

Valero L.P. System Overview

Refined Product Pipeline Throughputs
(barrels/day)
308,047
295,456
392,145
442,596
2001
2002
2003
2004

Refined Product Pipelines

3,800-mile pipeline system -
24 refined product pipelines

39% of 2004 revenues

Transports refined product from
Valero Energy’s McKee, Three
Rivers, Corpus Christi and
Ardmore refineries to
terminals/3rd party pipelines

Market Distribution – Mexico,
Texas, Oklahoma, Colorado, New
Mexico, Arizona and other Mid-
continent states

Crude Oil Pipeline Throughputs
(barrels/day)
303,811
348,023
355,008
381,358
2001
2002
2003
2004

Crude Oil Pipelines

800-mile pipeline system
comprised of 9 crude oil
pipelines

24% of 2004 revenues

Transports to Valero Energy’s
McKee, Three Rivers and
Ardmore refineries

Markets – Texas, Oklahoma,
Kansas and Colorado

Refined Product Terminal Throughputs
(barrels/day)
176,771
175,559
225,426
256,576
2001
2002
2003
2004

Valero LP

Refined Product Terminals

22 terminals with 4.5 million
barrels of refined product
storage capacity

18% of 2004 revenues

Located in Texas, Colorado, New
Mexico, California, Oklahoma,
New Jersey and Mexico

Per barrel handling fee and per
barrel fee for refined product
blending or filtering

Valero LP

Crude Oil Storage Tank Throughputs
(barrels/day)
366,986
473,714
2003
2004

Valero LP

Crude Oil Storage Tanks

60 crude oil storage tanks with
12.5 million barrels of crude oil
storage capacity

19% of 2004 revenues

Serve Valero Energy’s Benicia,
Corpus Christi and Texas City
refineries

Fee charged for each barrel of
crude oil and certain other
feedstocks delivered

1

1

Acquired March 18, 2003

Reported record 2004 earnings of $72.5 million or $3.15 per
limited partner unit

Delivered total unitholder return of over 26 percent

Increased annual distribution by nearly 9 percent

Capped incentive distribution payments to our general
partner at 25 percent

One of only 2 master limited partnerships to have done so

Acquired two state-of-the-art asphalt terminals from Royal
Trading

Commissioned new propane storage and distribution
terminal in Nuevo Laredo, Mexico

Announced agreement to acquire Kaneb Services LLC and
Kaneb Pipe Line Partners, L.P.

2004 Accomplishments

Kaneb Acquisition

Valero L.P. (NYSE: VLI) to acquire Kaneb Services (NYSE:
KSL) and Kaneb Pipe Line Partners (NYSE: KPP) for $2.8
billion

VLI will acquire KSL for $43.31 cash per share

VLI will acquire KPP for $61.50 per unit, subject to a fixed value collar of +/- 5%

Upon closing, Valero Energy (NYSE: VLO) will continue to
own 100% of the GP of VLI and 21% of the common units

Upon closing, VLI management intends to recommend an
increase in its common unit distribution to $3.42 per unit

Expect transaction to close in the second quarter of 2005

Creates the largest terminal operator and 2nd largest
petroleum liquids pipeline operator in the U.S.

Transaction is expected to be cash flow accretive

2005 pro forma distributable cash flow accretion of 37
cents per unit

Expect $365 million of 2005 projected pro forma
EBITDA

Expect to achieve at least $25 million annually in
synergies

Greatly expands geographic presence and enhances
growth prospects

Diversifies VLI’s customer base

Strategic Rationale

See Appendix for pro forma assumptions.

1

1

1

Quebec
Quebec Refinery (Jean Gaulin)
Nova Scotia
Point Tupper
WA
OR
CA
NV
AZ
NM
CO
ND
SD
NE
KS
MN
WI
IA
IL
IN
TX
LA
AL
GA
FL
VA
PA
MA
Benicia Refinery
Wilmington Refinery
Denver Refinery
McKee Refinery
Ardmore Refinery
Three Rivers Refinery
Houston Refinery
Texas City Refinery
Corpus Christi Refineries East & West
Krotz Springs Refinery
St. Charles Refinery
Paulsboro Refinery
Aruba
Aruba Refinery
Australia
Caribbean
New Zealand
United Kingdom
LEGEND
Valero Energy Refineries
Valero LP Pipelines
Liquified Petroleum Gas Pipeline
Valero LP Refined Product Terminals
Nuevo Laredo Propane Terminal
Crude Oil Storage Tanks
Origin/Termination Points
Kaneb Terminals
Kaneb North Pipeline System
Kaneb East Pipeline System
Kaneb West Pipeline System
Kaneb Ammonia Pipeline System

Valero LP

Combined Operations

Pro Forma Key Statistics:

Around 9,700 miles of crude
and refined product pipeline

100 terminal facilities and 4
crude oil storage tanks with
around 85 million barrels of
storage

KPP

Enhances Earnings Diversity

VLI

Combined Operations

             Pipeline Operations                        Terminal Operations

        Crude Oil Storage Tanks                Product Sales Operations

Percent of Operating Income by Segment

1  Excludes operating income of Martin Oil, a marketing subsidiary of KSL.

    Note:    Percentage of total operating income is for the nine months ended

    September 30, 2004

1

1

Less Dependence on One Customer

Dependence on McKee System reduced from 40% to 15% of
EBITDA

Valero Energy 98%

Third Parties 2%

Pro Forma Post-Merger
Customer Base1

Valero Energy

26%

Third Parties
74%

Pre-Merger Customer Base

1  Excludes revenue of Martin Oil, a marketing subsidiary of KSL.

    Note:     Percentages based on total revenues for the nine months ended

    September 30, 2004

Strategy Going Forward

Successfully integrate Kaneb assets and
employees into the Valero L.P. system

Identify opportunities to grow the newly expanded
base business

Continue to pursue external growth opportunities

Maintain conservative financial structure

Maintain strong distribution coverage and deliver
top-tier distribution growth

Appendix

Fixed Value Collar Structure

	Valero L.P.	Kaneb	Ratio
-10%	$ 51.53	$ 58.26	1.131
-9%	52.10	58.91	1.131
-8%	52.67	59.56	1.131
-7%	53.24	60.21	1.131
-6%	53.82	60.85	1.131
-5%	54.39	61.50	1.131
-4%	54.96	61.50	1.119
-3%	55.53	61.50	1.107
-2%	56.11	61.50	1.096
-1%	56.68	61.50	1.085
Baseline	57.25	61.50	1.074
+1%	57.82	61.50	1.064
+2%	58.40	61.50	1.053
+3%	58.97	61.50	1.043
+4%	59.54	61.50	1.033
+5%	60.11	61.50	1.023
+6%	60.69	62.09	1.023
+7%	61.26	62.67	1.023
+8%	61.83	63.26	1.023
+9%	62.40	63.84	1.023
+10%	62.98	64.43	1.023

Kaneb
Share Price
$65.00
$64.00
$63.00
$62.00
$61.00
$60.00
$59.00
$58.00
$57.00
$56.00
Acquiror Share Price

Valero L.P.

Fixed Value Collar

Pro Forma Assumptions

1

1

See footnote on slide 20.

Closing Date:

Assumed at December 31, 2004

Forecast:

2004: Based on 9 mos. actuals and 4 th quarter

forecasts for each entity as of November 1, 2004

2005: Internal budgets prepared by each entity as

of November 1, 2004

Distribution:

GP’s incentive distribution limited to 25%.  Adopt

Kaneb’s distribution of $3.42 per unit.

Distributable cash flow accretion calculated

assuming distribution of all distributable cash flow.

Synergies:

$25 million per year

Units Outstanding:

47.9 million units outstanding pro forma

Fixed Value Collar:

Baseline value set at $61.50 and exchange ratio

of 1.074 VLI units for each KPP unit

Interest Rates:

Interest rate on new term debt at 6.5%

Interest rate on revolving credit debt at 4%

Debt Assumption/Refinancing:

VLI will assume KPP’s public debt and refinance

bank debt

KSL Purchase:

To be paid in cash and debt-financed by VLI in

either the public or bank market

Based on the assumptions set forth on Slide 19. While we believe that the assumptions underlying these budgets and the other pro forma calculations included in this presentation are reasonable in light of current beliefs concerning future events, the assumptions are inherently uncertain and are subject to significant business, economic, regulatory (including the effect of any divestitures that may be required for governmental clearance of the proposed mergers) and competitive risks and uncertainties that could cause actual results to differ materially from those anticipated. If the assumptions are not realized, then actual cash available for distribution could be significantly lower.

Reconciliation of Net Income to EBITDA and
Distributable Cash Flow

The following is a reconciliation of net income to EBITDA and distributable cash flow (in thousands):

221,668

Distributable Cash Flow

(46,427)

     Less reliability capital

(4,188)

     Less income taxes

(92,455)

     Less interest expense

364,738

EDITDA

94,034

     Plus depreciation & amortization

94,449

     Plus net interest expense & other

$176,255

Net income

     2005

Projected Pro Forma

91,804

(17,439)

(3,403)

(31,389)

144,035

41,677

32,180

$67,123

     Kaneb Partners

YTD 9/30/2004

76,690

(7,030)

-

(15,630)

99,229

24,536

15,630

$59,063

    Valero L.P.

n/a

     Less VLI’s Skelly interest

n/a

121

     Plus income tax expense

n/a

3,055

n/a

1

1

Valero L.P. Financial Performance

(Dollars in millions, except EPU)

1Q04

2Q04

3Q04

4Q04

FY 04

Total Throughput (MBPD)

1,535

1,589

1,592

1,501

1,554

Revenue

$52.3

$55.7

$58.1

$54.7

$220.8

Operating Expenses

17.9

20.2

21.6

18.6

78.3

G&A

2.0

2.6

3.6

3.1

11.3

Depreciation

7.9

8.3

8.4

8.6

33.2

Operating Income

24.5

24.6

24.5

24.4

98.0

Interest Expense

5.1

5.1

5.4

5.3

20.9

Equity Income from Affiliates

0.6

0.2

0.3

0.3

1.3

Net Income

20.0

19.7

19.4

19.4

78.4

Income Tax Provision

-

-

-

-

-

GP Distribution

1.5

1.5

1.5

1.5

5.9

Net Income applicable to LPs

$18.5

$18.2

$17.9

$17.9

$72.5

EPU

$0.80

$0.79

$0.78

$0.78

$3.15

Common units (in thousands)

23,041

23,041

23,041

23,041

23,041